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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 2, 2005
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                           ZEN POTTERY EQUIPMENT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)


              000-50154                                  84-1169517
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     (Commission File Number)                  (IRS Employer Identification No.)


1185 AVENUE OF THE AMERICAS, 20TH FLOOR
           NEW YORK, NEW YORK                              10036
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 Address of Principal Executive Offices)                (Zip Code)


                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Effective February 2, 2005, Cordovano and Honeck, P.C. (C&H) was dismissed as the independent auditor of Zen Pottery Equipment, Inc., a Colorado corporation (the Registrant).

              Together with C&H's dismissal, the board of directors of the Registrant approved the engagement of Imowitz Koenig & Co., LLP as the Registrant's independent auditor for the fiscal year ending December 31, 2004 at a meeting held on February 2, 2005, effective immediately. The merger of a wholly-owned subsidiary of the Registrant and Xethanol Corporation (Xethanol) is described more fully in a current report on Form 8-K dated February 2, 2005 and filed with the U.S. Securities and Exchange Commission on February 3, 2005. Historical reports filed by the Registrant after the merger will be those of Xethanol, the continuing reporting entity, including the Registrant's annual report on Form 10-KSB for the year ended December 31, 2004.

              The reports of C&H on the Registrant's financial statements for each of the two fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal year ended June 30, 2004 contained an explanatory paragraph to the effect that a majority of the Registrant's sales were to a related party and therefore not arms' length transactions.

              In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of C&H, would have caused C&H to make reference to the matter in its reports.

              During each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, no information is required to be reported under
Item 304(a)(1)(iv)(B) of Regulation S-B.

              The Registrant has provided C&H with a copy of this current report on Form 8-K and has requested C&H to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. C&H's response letter, dated February 8, 2005, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits.

         Exhibit No.                Description
         -----------                -----------

         16.1 Cordovano and Honeck LLP, Response Letter, dated February 8, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ZEN POTTERY EQUIPMENT, INC.


Date:  February 8, 2005                 By: /s/ Christopher d'Arnaud-Taylor
                                            ------------------------------------
                                            Christopher d'Arnaud-Taylor
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------


         16.1 Cordovano and Honeck LLP, Response Letter, dated February 8, 2005.


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